+2.58%
+1.80%
+1.80%
+1.80%
+4.70%
+6.28%
+1.18%
+1.58%
+1.80%
+1.80%
+4.70%
+6.28%
+1.18%
+2.58%
+1.80%
+1.58%
+1.80%

Third Quarter 2011 Exhibit 99.1

+2.58%
+1.80%
+1.80%
+1.80%
+4.70%
+6.28%
+1.18%
+1.58%
+1.80%
+1.80%
+4.70%
+6.28%
+1.18%
+2.58%
+1.80%
+1.56%
+1.80%

Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
• In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis, that S&T believes provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.  The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.1 Billion in Assets *(as of 09.30.11)*
- Institutional Ownership: 42%
- Insider Ownership: 5%
- $454.2 Million Market Cap. *(as of 09.30.11)*
- Single-bank holding company with 49 offices and 5 insurance locations
- Stock symbol: STBA-NASDAQ Global Select
- Stock Price: $16.16 *(as of 09.30.11)*
- Ranked by J.D. Power and Associates as being one of the top four customer favorite banks in the Mid-Atlantic Region in 2010.
- Past Awardee for being one of the Best Places to Work in PA.

Harrisburg
Philadelphia
Pittsburgh
Clarion
Brockway
DuBois
Punxsutawney
Butler
Kittanning
Indiana
Wexford
Pittsburgh
Irwin
Delmont
Ebensburg
Altoona
Greensburg
Latrobe

5 S&T Bancorp Corporate Profile

Investor Highlights • Historically High Performing Bank • Experienced Management Team • Relationship Banking Model • Well-Positioned for Growth 6

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

* 2011 peer banks per 2011 proxy statement
* * Annualized
Return on Assets
-0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
-0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
2006 2007 2008 2009 2010 2011 YTD**
PA Banks Peer Bank Median* STBA

8 Return on Equity * 2011 peer banks per 2011 proxy statement * * Annualized -5% 0% 5% 10% 15% 20% -5% 0% 5% 10% 15% 20% 2006 2007 2008 2009 2010 2011 YTD** PA Banks Peer Bank Median* STBA

Erie
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Crawford
Forest
Elk
Cameron
Sullivan
Wyoming
Lackawanna
Pike
Mercer
Venango
Clarion
Jefferson
Clinton
Lycoming
Luzerne
Monroe
Lawrence
Butler
Armstrong
Clearfield
Centre
Union
Montour
Columbia
Carbon
Beaver
Indiana
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
PITTSBURGH
Allegheny
Westmoreland
Cambria
Blair
Mifflin
Juniata
Perry
Dauphin
Lebanon
Berks
Bucks
Huntingdon
Montgomery
Washington
Cumberland
Lancaster
Chester
PHILADELPHIA
Delaware
Greene
Fayette
Somerset
Bedford
Fulton
Franklin
Adams
York

9 Marcellus Shale Distribution Pennsylvania S&T Bank Regional Footprint S&T Bank Locations Marcellus Shale Formation

Marcellus Activity in S&T’s Market Area Permits Issued Wells Drilled 2009 283 114 2010 358 170 2011 * 456 213 * January – October 2011 Source: Pennsylvania DEP 10

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Marcellus Shale...
We Know the Drill.

Mineral Management:
Maximize Your Returns.

S&T Wealth Management is pleased to provide an array of services designed specifically for families and groups who own Marcellus Shale gas rights.

Through our strategic alliances, S&T Wealth Management brings over 220 combined years and over 6,500 properties of oil and gas management experience, and we can put it to work for you.

Contact our Mineral Management Team for more information. We're right here in your hometown.

Rely on S&T Wealth Management to protect your assets:

- Lease offer evaluation and negotiation.
- Negotiation of surface damage rights so that you are sufficiently protected from and compensated for any damage to your property throughout the drilling process.
- Verification, monitoring, and administration of royalty payments generated by production on your property, ensuring that you are being paid what you should be paid.
- Management of lease renewal negotiations for you if your lease is approaching its expiration date.

S&T Wealth Management

800.446.0246 • stbank.com

MEMBER OF NARO

11

12 12
Quarterly Summary
2011 2011 2010
Third
Quarter
Second
Quarter
Third
Quarter
Net Income $12.2 $13.4 $10.9
Diluted Earnings per Common Share $0.44 $0.48 $0.39
Common Return on Average Assets
*
1.20% 1.31% 1.06%
Common Return on Average Equity
*
8.12% 9.15% 7.61%
Dollars in millions
*
Annualized

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

13 13
Income Statement
Dollars in millions
*
Refer to appendix for reconciliation of Non-GAAP financial measures
2011 2011 2010
Third
Quarter
Second
Quarter
Third
Quarter
Net Interest Income – FTE
*
$34.9 $35.6 $38.1
Noninterest Income 10.4 11.2 12.3
Total Revenue 45.3 46.8 50.4
Noninterest Expense (24.2) (25.6) (24.9)
Security (Losses) Gains (0.1) (0.1) -
Provision for Loan Losses (1.5) (1.1) (8.3)
Net Income Before Taxes 19.5 20.0 17.2
Taxes (5.7) (5.0) (4.7)
Preferred Stock Dividends (1.6) (1.6) (1.6)
Net Income Available to Common
Shareholders $ 12.2 $13.4 $10.9
Diluted Earnings per Common Share $ 0.44 $0.48 $0.39

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

14 14
Balance Sheet
Dollars in millions
Sept. 30,
2011
June 30,
2011
Sept. 30,
2010
Securities $359 $358 $301
Loans, Net 3,085 3,145 3,315
Other 648 555 482
Total Assets $4,092 $4,058 $4,098
Deposits $3,271 $3,254 $3,304
Borrowings 165 164 169
Other Liabilities 52 47 50
Equity 604 593 575
Total Liabilities & Equity $4,092 $4,058 $4,098

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

15 15
Loan Portfolio
Dollars in millions
Sept. 30,
2011
June 30,
2011
Sept. 30,
2010
Consumer
Home Equity     $   423 $   432 $   451
Residential Mortgage 351 346 362
Installment and Other Consumer 68 70 76
Construction 3 3 7
Total Consumer 845 851 896
Commercial
Commercial Real Estate 1,414 1,442 1,437
Commercial & Industrial 682 691 728
Construction 191 208 306
Total Commercial 2,287 2,341 2,471
Total Portfolio Loans 3,132 3,192 3,367
Total Loans Held for Sale 4 11 4
Total Loans $3,136 $3,203 $ 3,371

16 16
Asset Quality
*
YTD September 30, 2011 Annualized
Sept. 30, December 31,
2011 2010 2009 2008 2007
Nonperforming Loans / Total Loans
1.89% 1.90% 2.67% 1.19% 0.60%
Nonperforming Assets / Total Loans Plus
OREO
2.08 2.07 2.80 1.21 0.62
Net Charge-offs / Average Loans
*
0.54 1.11 1.60 0.31 0.17
Loan Loss Reserve / Total Loans
1.64 1.53 1.75 1.20 1.23
Loan Loss Reserve / Nonperforming Loans
87 80 66 101 204

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

17
Nonperforming Loans
83 2.15 49.2
Total Commercial
15 4.56 8.7
Construction
10 0.88 6.0
Commercial & Industrial
58 2.44
34.5
Commercial Real Estate
Commercial
17 1.18
10.0
Total Consumer
1 5.82
0.2
Construction
- -
-
Installment and Other Consumer
11 1.92 6.7
Residential Mortgage
5 0.73 $    3.1
Home Equity
% of
Total NPL
Consumer
% NPL
Sept. 30,
2011
Total Nonperforming Loans
100 1.89 $  59.2
Nonperforming Loans (NPL) are loans where collection of interest or principal is doubtful or generally when interest or principal payments are 90 days or more past due.
Dollars in millions
Specific reserves $2.9
USDA Guarantee $6.8

18
Construction & CRE by Type
Type
Sept. 30,
2011
% of Total
Sept. 30,
2010 Change
Retail/Strip Malls $   286 18 $   299 $(13)
Miscellaneous 243 15  273 (30)
Offices 217 14 228 (11)
Residential Rental Properties 199 12 218 (19)
Hotels 186 11 196 (10)
Healthcare/Education 108 7 92 16
Manuf/Industrial/Warehouse 99 6 129 (30)
RE Develop – CL 98 6 103 (5)
Flex/Mixed Used 96 6 112 (16)
RE Develop – Residential 73 5 93 (20)
Total $1,605 100 $1,743 ($138)

Dollars in millions

19
Construction & CRE – NPL by Type
Type
Sept. 30,
2011 % NPL
% of
Total NPL
Retail/Strip Malls $ 2.4 0.83 6
Miscellaneous 16.0 6.60 37
Offices 5.1 2.36 12
Residential Rental Properties 3.4 1.70 8
Hotels 1.1 0.59 2
Healthcare/Education - - -
Manuf/Industrial/Warehouse 5.2 5.22 12
RE Develop – CL 1.7 1.69 4
Flex/Mixed Use - - -
RE Develop – Residential 8.3 11.42 19
Total $43.2 2.69 100

Dollars in millions

Net Interest Margin
2011 2011 2010
Third
Quarter
Second
Quarter
Third
Quarter
Securities - FTE 2.39% 2.76% 3.82%
Loans - FTE 4.85 4.89 5.10
Total Earning Assets 4.51 4.63 4.99
Deposits 0.93 0.97 1.08
Borrowings 2.97 3.10 2.90
Total Costing Liabilities 1.06 1.10 1.21
Net Interest Margin – FTE
*
3.76 3.85 4.09
*
Refer to appendix for reconciliation of Non-GAAP financial measures

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Noninterest Income
Dollars in millions
2011 2011 2010
Third
Quarter
Second
Quarter
Third
Quarter
Community Banking $ 6.3 $  5.9 $  6.0
Wealth Management 2.0 2.1 1.9
Insurance 2.2 2.2 2.1
Letters of Credit / Loan 0.6 0.7 0.6
Mortgage Banking (0.5) 0.2 1.6
Other (0.2) 0.1 0.1
Total $10.4 $11.2 $12.3

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Securities
Sept. 30,
2011
June 30,
2011
Sept. 30,
2010
Agencies $153 $142 $100
Agency CMO 70 71 45
Agency MBS 52 55 49
Municipals 53 58 73
Equities 12 12 11
FHLB Stock 19 20 23
Total   $359 $358 $301
All securities are classified as available-for sale
Dollars in millions

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

Deposits
Dollars in millions
Sept. 30,
2011
June 30,
2011
Sept. 30,
2010
Noninterest-bearing Demand $ 817 $ 802 $ 744
Interest-bearing Demand 292 284 277
Money Market 255 237 247
Savings 773 753 746
Certificates of Deposit < $100K 745 769 823
Certificates Of Deposit > $100K 389 409 468
Total   $3,271 $3,254 $3,305

24 24
Capital Ratios
Sept. 30,
2011
June 30,
2011
Sept. 30,
2010
Well-
Capitalized
Leverage
**
11.80% 11.49% 10.92% 5.00%
Tier 1 – Risk-Based Capital
**
14.95 14.31 12.97 6.00
Total – Risk-Based Capital
**
18.51 17.83 16.35 10.00
Tangible Common Equity /
Tangible Assets
*
8.30 8.08 7.53 NA
**
Includes CPP of $108.7 million
*
Refer to appendix for reconciliation of Non-GAAP financial measures

IBT
CPP
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
w/out CPP

25 S&T Bancorp Capital * * Total Risk-Based Capital Well Capitalized +3.69% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20%

THE S&T ROAD MAP:
Collaborating Around The Customer

OPERATIONS
MARKETS
DELIVERY CHANNELS
RISK MANAGEMENT
Brand
Brand
Brand
Brand
TRANSACTION
CREDIT
INSURANCE
INVESTMENT
Customer value proposition

26

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

2011 2011 2010
Third
Quarter
Second
Quarter
Third
Quarter
Interest Income per Consolidated Statements of Income $40.9 $41.8 $45.3
Adjustment to Fully Taxable-equivalent Basis 1.0 1.0 1.1
Interest Income Adjusted to Fully Taxable-equivalent Basis 41.9 42.8 46.4
Interest Expense per Consolidated Statements of Income 7.0 7.2 8.3
Net Interest Income Adjusted to Fully Taxable-
equivalent Basis (non-GAAP) $34.9 $35.6 $38.1
APPENDIX – Non-GAAP Measures
Dollars in millions

2011 2011 2010
Third
Quarter
Second
Quarter
Third
Quarter
Tangible Common Equity/Tangible Assets
Common Equity/Assets (GAAP Basis) 12.14% 11.98% 11.43%
Effect of Excluding Intangible Assets -3.84% -3.90% -3.90%
Tangible Common Equity/Tangible Assets 8.30%
8.08%
7.53%
APPENDIX – Non-GAAP Measures /cont./
Dollars in millions